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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-8




Section 7.3 Indenture                   Distribution Date:          12/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,655,500.00
            Class B Note Interest Requirement                       157,850.00
            Class C Note Interest Requirement                       263,175.00
                      Total                                       2,076,525.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.79167
            Class B Note Interest Requirement                          2.05000
            Class C Note Interest Requirement                          2.65833

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                                 By:
                                                           --------------------

                                                 Name:     Patricia M. Garvey
                                                 Title:    Vice President


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